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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): MARCH 29, 2001





                               PLANETRX.COM, INC.
             (Exact name of registrant as specified in its charter)





            DELAWARE                  000-27437               94-3227733
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)          Identification Number)


349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA      94080
          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (650) 616-1500


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

On March 29, 2001, PlanetRx.com, Inc. issued a press release announcing that its Board of Directors has authorized a plan of liquidation to be submitted to its stockholders for approval. A copy of the press release is filed as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

 Exhibit
 Number                     Description of Exhibit
 ------                     ----------------------

    99     Press release issued by PlanetRx.com, Inc. on March 29, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 30, 2001

                                     PLANETRX.COM, INC.



                                     By:         /s/  Paul E. Risner
                                         ---------------------------------------
                                                    Paul E. Risner
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX

  Exhibit
  Number                            Description of Exhibit
  ------                            ----------------------

    99     Press release issued by PlanetRx.com, Inc. on March 29, 2001.